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                        THE WALDEN SOCIAL BALANCED FUND
                         THE WALDEN SOCIAL EQUITY FUND
                                 (the "Funds")

                     Supplement Dated May 12, 2001 to the
                        Prospectus dated June 30, 2000

The following information supplements the disclosure in the Prospectus under the heading "Fund Management":

As of May 12, 2001, Boston Trust Investment Management, Inc., ("Boston Trust"), a wholly-owned subsidiary of United States Trust Company of Boston ("USTC"), replaced USTC as the investment adviser to the Funds. On that date, Boston Trust assumed all of USTC's duties and responsibilities for providing investment advisory services to the Funds under the Funds' Investment Advisory Agreement. Walden Asset Management, a division of USTC, will continue to assist the Funds by providing social advocacy and shareholder activism. The Board of Trustees of the Funds had previously approved this transaction. Stephen Moody, portfolio manager at Boston Trust manages the Walden Social Balanced Fund. Robert Lincoln, portfolio manager at Boston Trust manages the Walden Social Equity Fund. This change in the investment advisory arrangements for the Funds was done in order to comply with recent federal banking and securities law changes with respect to banks that serve as investment advisers to mutual funds.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE